UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2012

LivePerson, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Tenth Avenue, 5th Floor New York, New York	10018
(Address of principal executive offices)	(Zip Code)

(212) 609-4200
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

LivePerson, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 7, 2012 (the “Annual Meeting”). As of April 20, 2012, the record date for the Annual Meeting, there were a total of 55,026,345 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 48,422,087 shares of the Company’s common stock were represented in person or by proxy, and therefore a quorum was present.

At the Annual Meeting, the stockholders elected each of the two following Class III director nominees to serve on the Company’s Board of Directors until the 2015 Annual Meeting of Stockholders, or until such director’s successor is duly elected and qualified, with the following voting results:

Director	For	Withhold	Broker Non-Votes
Kevin C. Lavan	36,755,091	5,069,432	6,597,564
Robert P. LoCascio	40,124,694	1,699,829	6,597,564

At the Annual Meeting, the stockholders also approved the amendment and restatement of the Company’s 2009 Stock Incentive Plan (the “2009 SIP”), with the following voting results:

For	Against	Abstain	Broker Non-Votes
29,867,968	12,009,717	10,307	6,534,095

A more complete description of the terms of the 2009 SIP and the material amendments and modifications thereto can be found in “Proposal Two—Approval of the 2009 Incentive Plan” in the Company’s definitive proxy statement dated April 27, 2012, and filed with the Securities and Exchange Commission on April 27, 2012, which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from the Company’s definitive proxy statement are qualified in their entirety by reference to the 2009 SIP, a copy of which is filed as Exhibit 99.1 to this report.

At the Annual Meeting, the stockholders also ratified the Audit Committee’s appointment of BDO USA, LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2012, with the following voting results:

For	Against	Abstain	Broker Non-Votes
48,103,749	68,205	250,133	0

At the Annual Meeting, the stockholders also approved, on an advisory non-binding basis, the executive compensation of the Company’s named executive officers, with the following voting results:

For	Against	Abstain	Broker Non-Votes
39,979,954	1,897,441	10,597	6,534,905

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Document

99.1	LivePerson, Inc. 2009 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEPERSON, Inc. (Registrant)

Date: June 8, 2012

	By:	/s/ Monica L. Greenberg
Monica L. Greenberg Senior Vice President, Business Affairs and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	LivePerson, Inc. 2009 Stock Incentive Plan